Exhibit 10.1
Execution Copy
AMENDMENT NO. 2
TO
SENIOR SECURED, SUPER-PRIORITY
DEBTOR-IN-POSSESSION CREDIT AGREEMENT
     AMENDMENT NO. 2 TO SENIOR SECURED, SUPER-PRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Amendment”), dated as of October 1, 2010, to that certain Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated as of August 24, 2010 (as amended by that certain Amendment No. 1 to the Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement, dated as of September 21, 2010, the “Credit Agreement”), among Trico Marine Services, Inc. (the “Borrower”), the guarantors party thereto from time to time (the “Guarantors”), the lenders party thereto from time to time (the “Lenders”), and Obsidian Agency Services, Inc. (the “Agent”). Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.
R E C I T A L S
     WHEREAS, the parties hereto desire to make certain amendments to certain provisions of the Credit Agreement as specified herein, pursuant to and in accordance with Section 14.12 of the Credit Agreement;
     WHEREAS, the Lenders party hereto constitute the Required Lenders under the Credit Agreement;
     NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. Amendment.
     (a) Section 1 of the Credit Agreement is hereby amended by amending and restating the following definition:
      ““Investigation Termination Date” shall be December 1, 2010.”
     (b) Section 9 of the Credit Agreement is hereby amended by adding the following new Sections 9.24 and 9.25 thereof:
      “9.24 Funds from Trico Supply Group. The Borrower shall have (i) caused Trico Supply Group to initiate a wire transfer of funds to the Borrower in an amount not less than $2,395,000 on or prior to October 1, 2010 and (ii) received and deposited such funds into a Cash Collateral Account (as defined in the Interim Order) on or prior to October 5, 2010.

     9.25 Letters of Intent. On or prior to October 12, 2010, the Borrower shall deliver to the Agent (i) a letter of intent for sale of Trico Moon and (ii) a letter of intent for sale of Trico Mystic.”
     (c) Section 11.14 of the Credit Agreement is hereby amended to delete the entirety of such section and to replace it with the following:
     “11.14 Final Order. The failure to enter the Final Order on or prior to October 20, 2010; or”
     (d) Section 11.31 of the Credit Agreement is hereby amended to delete the entirety of such section and to replace it with the following:
     “11.31 Refinancing of the Prepetition First Lien Loans. Failure of (a) the refinancing of the Prepetition First Lien Loans to be approved in the Final Order on or prior to October 20, 2010 and (b) all Prepetition First Lien Debt under the Prepetition First Lien Loan Agreement to be indefeasibly repaid in full in cash within five (5) days after the entry of the Final Order.”
     SECTION 2. Credit Agreement in Full Force and Effect, as Amended.
     Except as specifically amended hereby, all provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect. After this Amendment becomes effective, all references to the Credit Agreement and the other Credit Documents and corresponding references thereto or therein such as “hereof”, “herein”, or words of similar effect referring to the Credit Agreement, shall be deemed to mean the Credit Agreement, as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement, other than as expressly set forth herein.
     SECTION 3. Representations.
     The Borrower and each of the Guarantors represents and warrants as of the date of this Amendment as follows:
     (a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
     (b) the execution, delivery and performance by it of this Amendment and the Credit Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (i) its charter, by-laws, or other organizational documents, or (ii) any applicable law;
     (c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Credit Agreement as amended hereby by or against it;

     (d) this Amendment has been duly executed and delivered by it;
     (e) each of this Amendment and the Credit Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;
     (f) no Default or Event of Default (after giving effect to this Amendment) has occurred and is continuing; and
     (g) all representations and warranties contained in the Credit Agreement and in each other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).
     SECTION 4. Legal Fees.
     The Borrower covenants and agrees to pay in full, to the extent invoiced, on or prior to the date of the execution of this Amendment, all reasonable legal fees of Latham & Watkins LLP, counsel to the Agent, incurred in connection with the execution of this Amendment.
     SECTION 5. Conditions Precedent to Effectiveness.
     Notwithstanding the date of execution or delivery of this Amendment, this Amendment shall be effective upon the satisfaction of the following conditions (the “Effective Date”), each of which shall be in form and substance satisfactory to Agent in Agent’s sole and absolute discretion:
     (a) each Credit Party and the Required Lenders shall have delivered to the Agent an executed original of this Amendment;
     (b) on and as of the Effective Date, and after giving effect to this Amendment, (i) there shall exist no Default or Event of Default, and (ii) all representations and warranties contained in this Amendment, the Credit Agreement and in each other Credit Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); and
     (c) the Borrower shall have paid to the Agent for pro rata distribution to the Lenders a nonrefundable amendment fee in an amount equal to $38,356.

     (d) entry of a final order approving this Amendment in form acceptable to Agent on or before October 1, 2010 (the “Approval Order”). Among other things, the Approval Order shall approve the amendment to the Interim Order as follows:
          (i) paragraph 4 of the Amended Interim DIP Financing Order is amended and replaced with the following:
“Refinancing of Prepetition First Lien Debt. Upon entry of the Final Order, the Debtors are authorized and directed to borrow $25 million principal amount of the DIP Loan and use the proceeds thereof, together with Cash Collateral, to refinance in full the Prepetition First Lien Debt. The refinancing of the Prepetition First Lien Debt as provided herein, and the DIP Loan made to fund such payment, shall constitute part of the DIP Loan. It shall be an Event of Default if such refinancing is not approved and authorized by the Final Order or if the Final Order is not entered on October 20, 2010 or if such refinancing does not occur on or before October 20, 2010.”
          (ii) paragraph 12(c)(iii) of the Amended Interim DIP Financing Order is amended and replaced with the following:
“Until the earlier of (i) the occurrence of an Event of Default and (ii) October 20, 2010, the Debtors shall accrue and pay interest on the Prepetition First Lien Debt at the contractual non-default rate; provided, however, that,
(A) if the Prepetition First Lien Debt has been refinanced in full with proceeds of the DIP Loan on or before October 20, 2010 (the “Pre-October 20 Refinancing Date”), the amount of interest that shall be paid as part of the refinancing of the Prepetition First Lien Debt shall be that amount that was accrued and unpaid at the contractual non-default rate as of the Pre-October 20 Refinancing Date ;
(B) if the DIP Loan has been paid in full on or before October 20, 2010, but the Prepetition First Lien Debt concurrently shall not be paid in full,
(1) until October 20, 2010, the Debtors shall accrue and pay interest on the Prepetition First Lien Debt at the contractual non-default rate and (2) from and after October 20, 2010, the Debtors shall accrue and pay interest on the Prepetition First Lien Debt at the contractual default rate until the Prepetition First Lien Debt is paid in full; and
(C) upon any Event of Default or in the event the Prepetition First Lien Debt is not refinanced in full with proceeds of the DIP Loan on or before the Pre-October 20 Refinancing Date, the Debtors shall accrue and pay interest on the Prepetition First Lien Debt at the default contractual rate until such time as the Prepetition First Lien Debt is paid or refinanced in full in cash.”

          (iii) paragraph 14(a) of the Amended Interim DIP Financing Order is amended and replaced with the following:
“Investigation Period. (a) The Superpriority Claims, the Postpetition Liens, the First Lien Agent Adequate Protection Liens, the Prepetition First Liens and the Nordea Rights and Nordea Interests (as set forth in paragraph 29) shall be senior to, and no proceeds of the DIP Loan nor any Collateral or Prepetition Collateral, or Nordea Collateral (defined below), may be used to pay any claims for services rendered by any of the professionals retained by the Debtors, (or any successor trustee or other estate representative in any Chapter 11 Case or any Successor Case), any creditor or party in interest, any committee or any other party in connection with the investigation of, assertion of or joinder in any claim, counterclaim, action, proceeding, application, motion, objection, defense or other contested matter or discovery against any DIP Agent, DIP Lenders, Prepetition First Lien Agent or Prepetition First Lien Lenders, or Nordea, in connection with any affirmative cause of action or contested matter to or the challenge of any claims or liens arising under, related to, or with respect to the DIP Loan and/or the Prepetition First Lien Debt. Notwithstanding anything herein to the contrary, until December 1, 2010, (the “Investigation Termination Date”) the Creditors’ Committee and no other party or entity shall be entitled to (i) investigate or conduct discovery with respect to the validity, amount, perfection, priority, and enforceability of the Prepetition First Lien Debt and Prepetition First Liens, and the Nordea Rights and Nordea Interests, and any potential claims, counterclaims, offsets, setoffs, defenses, contested matters or causes of action of the Debtors or their respective estates against or with respect to the Prepetition First Lien Agent or Prepetition First Lien Lenders, and (ii) file a motion (a “Committee Standing Motion”) with the Court seeking standing to commence the prosecution, litigation and/or assertion of any of the foregoing potential claims, counterclaims, offsets, defenses, contested matters or causes of action (the potential claims, counterclaims, offsets, defenses, contested matters or causes of action described in clause (ii) of this Paragraph 14(a), together with any other claims, defenses, contested matters or causes of action of the Debtors or their estates against any of the Prepetition First Lien Agent and/or Prepetition First Lien Lenders, or against Nordea, collectively the “Challenge Actions”). A Committee Standing Motion seeking standing to commence the prosecution, litigation and/or assertion of any Challenge Actions, including any challenge to the Prepetition First Lien Debt or Prepetition First Liens, or to the Nordea Rights or Nordea Interests, or the assertion of any other claims, defenses, contested matters or causes of action of the Debtors or their estates against any of the Prepetition First Lien Agent and/or Prepetition First Lien Lenders, or against Nordea, must be made and filed by the Creditors’ Committee on or before the Investigation Termination Date. Whether or not a Committee Standing Motion is filed, and subject to the rights of the trustee under paragraph 14(b), all holders of claims and interests as well as other parties in interest (other than the Creditors’ Committee) shall be forever barred from bringing or taking any such Challenge Action on behalf of themselves, the Debtors, or these estates, and the Debtors’ stipulations made in paragraph H (or in paragraph 29 with respect to Nordea), and the release (as set forth in paragraph 15) shall be binding on all parties in interest (other than the Creditors’ Committee). If no Committee Standing Motion is filed on or before the Investigation Termination Date, the Creditors’ Committee shall be forever barred from bringing or taking any such Challenge Action on behalf of themselves, the Debtors, or these estates, and the Debtors’ stipulations made in paragraph H (or in paragraph 29 with respect to Nordea), and the release (as set forth in paragraph 15) shall be binding on all parties in interest. If such a Committee Standing Motion is timely and properly filed, any claim or action for which standing is not sought in the Committee Standing Motion shall be forever barred. In the event of a timely and successful challenge by the Creditors’ Committee in any Challenge Action, this Court shall fashion the appropriate remedy with respect to the Prepetition First Lien Agent and Prepetition First Lien Lenders, and Nordea, as applicable, after hearing from all parties. Notwithstanding the foregoing, no more than $25,000 in the aggregate from the proceeds of the DIP Loan and/or the Cash Collateral (and not the Nordea Collateral) may be applied to pay fees and expenses of the Creditors’ Committee (but not the Debtors or any of their subsidiaries) in investigating, taking discovery with respect to, filing and prosecuting the Challenge Actions (the “Committee Challenge Fees”).”
     SECTION 6. Miscellaneous.
     (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
     (b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
     (c) This Amendment may not be amended or otherwise modified except as provided in the Credit Agreement.
     (d) This Amendment is a Credit Document.
     (e) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
     (f) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
     (g) The Credit Agreement, as amended by this Amendment represents the final agreement among the parties with respect to the matters set forth therein (as applicable) and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
     (h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE CREDIT AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE CREDIT AGREEMENT.
[Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Senior Secured, Super-Priority Debtor-In-Possession Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

TRICO MARINE SERVICES, INC., as the Borrower
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Sr. Vice President & CFO

TRICO MARINE ASSETS, INC., as a Guarantor
By:	/s/ Brett A. Cenkus
	Name:	Brett A. Cenkus
	Title:	President

TRICO MARINE OPERATORS, INC., as a Guarantor
By:	/s/ Brett A. Cenkus
	Name:	Brett A. Cenkus
	Title:	President

TRICO MARINE INTERNATIONAL, INC., as a Guarantor
By:	/s/ Brett A. Cenkus
	Name:	Brett A. Cenkus
	Title:	President

TRICO MARINE SERVICES (HONG KONG) LIMITED, as a Guarantor
By: Trico Marine Assets, Inc., its Sole Member

By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director
Signature Page to Second Amendment

COASTAL INLAND MARINE SERVICES LIMITED, as a Guarantor
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director

SERVICIOS DE APOYO MARITIMO DE MEXICO, S. DE R.L. DE C.V., as a Guarantor
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Manager

TRICO SERVICOS MARITIMOS LTDA. as a Guarantor
By:	/s/ Tomas Salazar
	Name:	Tomas Salazar
	Title:	Manager

TRICO MARINE CAYMAN, L.P. as a Guarantor
By: Trico Holdco LLC, its general partner

By: Trico Marine Services, Inc., its sole member

By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Sr. Vice President & CFO

TRICO HOLDCO LLC as a Guarantor
By: Trico Marine Services, Inc., its sole member

By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Sr. Vice President & CFO

Signature Page to DIP Second Amendment

TRICO INTERNATIONAL HOLDINGS B.V. as a Guarantor
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director A

TRICO MARINE INTERNATIONAL HOLDINGS B.V., as a Guarantor
By:	/s/ Geoff Jones
	Name:	Geoff Jones
	Title:	Director A

Signature Page to DIP Second Amendment

SPECIAL VALUE CONTINUATION PARTNERS, LP, as Lender TENNENBAUM OPPORTUNITIES PARTNERS V, LP, as Lender TENNENBAUM DIP OPPORTUNITY FUND, LLC, as Lender
By:	Tennenbaum Capital Partners, LLC, Investment Manager of each of the above companies

By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Partner

OBSIDIAN AGENCY SERVICES, INC., as Agent
By:	/s/ David Hollander
	Name:	David Hollander
	Title:	Vice President
Signature Page to DIP Second Amendment